UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 22, 2025
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on May 22, 2025, at the 2025 annual meeting of stockholders (the “Meeting”) of Ring Energy, Inc. (the “Company”), the Company’s stockholders approved and adopted an amendment (the “Plan Amendment”) to the Ring Energy, Inc. 2021 Omnibus Incentive Plan, as amended (the “Plan”), to increase the shares available under the Plan by 11.5 million shares of common stock, $0.001 par value per share of the Company (the “Common Stock”). A copy of the Plan Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Meeting was held on May 22, 2025, at which the Company’s stockholders voted on the proposals identified below. These proposals were described in detail in the Company’s definitive Proxy Statement for the Meeting filed with the Securities and Exchange Commission on April 11, 2025.

At the close of business on April 4, 2025, the record date for the Meeting, 206,509,126 shares of Common Stock were issued and outstanding and entitled to vote at the Meeting. Stockholders owning a total of 161,681,721 shares of Common Stock were represented at the Meeting, which represented approximately 78.3% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1 - Election of Directors

Each of the seven nominees for director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	For	Withheld	Broker Non-Votes
John A. Crum	103,971,266	7,179,952	50,530,503
David A. Habachy	106,271,907	4,879,311	50,530,503
Richard E. Harris	104,076,127	7,075,091	50,530,503
Paul D. McKinney	104,643,241	6,507,977	50,530,503
Thomas L. Mitchell	106,635,912	4,515,306	50,530,503
Anthony B. Petrelli	103,319,716	7,831,502	50,530,503
Carla Tharp	106,704,365	4,446,853	50,530,503

Proposal 2 - Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, by the following vote:

For	Against	Abstentions	Broker Non-Votes
87,246,793	22,750,270	1,154,155	50,530,503

Proposal 3 - Approval of the Amendment to the 2021 Omnibus Incentive Plan

The stockholders approved the Plan Amendment to increase the shares available under the Plan by 11.5 million shares of Common Stock by the following vote:

For	Against	Abstentions	Broker Non-Votes
78,542,968	32,350,548	257,702	50,530,503

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025 by the following vote:

For	Against	Abstentions
153,805,241	7,045,731	830,749

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Amendment No. 2 to the Ring Energy, Inc. 2021 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	May 22, 2025	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer